Exhibit 99.6

PROXY

BAR HARBOR BANKSHARES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 20, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Curtis C. Simard and Marsha C. Sawyer and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of Bar Harbor Bankshares (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at Bar Harbor Bank & Trust Corporate Offices, Board of Director’s Room 3rd Floor, 82 Main Street, Bar Harbor, Maine 04609 on Thursday, October 20, 2016 at 10:00 AM EST and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND PLAN OF MERGER BETWEEN BAR HARBOR BANKSHARES AND LAKE SUNAPEE BANK GROUP UNDER PROPOSAL I, AND “FOR” ANY PROPOSAL TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT OF THAT MEETING, TO ADOPT THE MERGER AGREEMENT THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held October 20, 2016.

The Proxy Statement is available at:

http://www.viewproxy.com/BarHarborBankshares/2016SM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I AND II: Proposal I – Adopt and approve the Agreement and Plan of Merger, or the merger agreement, by and between the Company and Lake Sunapee Bank Group (“LSBG”), dated as of May 5, 2016 (the “Merger”), pursuant to which LSBG will merge with and into the Company with the Company surviving; and special Proposal meeting, II – To consider if necessary, and vote to permit on a proposal further solicitation to approve of one proxies or more if there adjournments are insufficient of the to votes approve at the the time merger of the agreement. special meeting, or at any adjournment or postponement of that meeting, DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) Please mark votes as in this example adjournment To transact other or postponement business as may thereof. properly come before the meeting or any WILL ATTEND THE MEETING Date             , 2016 Signature              Signature              (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. CONTROL NUMBER t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t As a shareholder of Bar Harbor Bankshares, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on October 19, 2016. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.